Amendment to the By-Laws
of
Aberdeen Israel Fund, Inc.

Pursuant to Article XIV of the Amended and Restated By-Laws (the "By-Laws") of Aberdeen
Israel Fund, Inc. (formerly, The First Israel
Fund,
Inc.) (the "Corporation"), Article II, Section
5, of
the By-Laws is hereby amended and restated in
 its
entirety as follows:

      Section 5. Quorum. At all meetings
of the stockholders, the holders of a majority of the shares of stock of the Corporation entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as otherwise provided by statute or by the Articles of Incorporation. In the absence of a quorum no business may be transacted, except that (a) the chairman of the meeting or (b) the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the Investment
Company Act of 1940, as amended, or other applicable statute, the Articles of
Incorporation, or these By-Laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

January 15, 2017


Amendment to the By-Laws
of
Aberdeen Israel Fund, Inc.

Pursuant to Article XIV of the Amended and Restated By-Laws (the "By-Laws") of Aberdeen
Israel Fund, Inc. (formerly, The First Israel
Fund,
Inc.) (the "Corporation"), Article II, Section
1, of
the By-Laws is hereby amended and restated in its entirety as follows:

Section 1. Annual Meeting. The annual meeting of

the stockholders of the Corporation shall be held at such place as the Board of Directors shall select on
such date as may be fixed by the Board of Directors each year, at which time the stockholders shall elect
Directors, and transact such other business as may properly come before the meeting. Any business of the Corporation may be transacted at the annual meeting without being specially designated in the notice of meeting except as otherwise provided by statute, by the Articles of Incorporation or by these
Bylaws.

Further, Article II, Section 8, of the By-Laws is hereby amended and restated in its entirety as follows:

Section 8.  Voting.  Except as otherwise provided
by statute or the Articles of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in such stockholder's name on the record of stockholders of the Corporation as of the record date determined pursuant to Section 9 of this Article or if such record date shall not have been so fixed, then at the
later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the thirtieth day before the meeting.

Each stockholder entitled to vote at any meeting
of
stockholders may authorize another person or
persons to act for him by a proxy signed by such
stockholder or his attorney-in-fact. No proxy shall
be valid after the expiration of eleven months
from
the date thereof, unless otherwise provided in
the
proxy. Every proxy shall be revocable at the
pleasure of the stockholder executing it, except
in
those cases where such proxy states that it is
irrevocable and where an irrevocable proxy is
permitted by law.   When a quorum is present or
represented at any meeting, the vote of the holders of a majority of the votes cast shall decide any question brought before such meeting, except as provided in the following sentence with respect to the election of directors and unless the question is one upon which, by express provisions of applicable statutes, of the Articles of Incorporation or of these
By-Laws, a different vote is required, in which case such express provisions shall govern and control the decision of such question. With respect to the election of directors by stockholders, each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees for director, as determined by the Secretary of the Corporation, exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section, a majority of the votes cast
means that the number of shares voted "for" a director must exceed the number of votes cast
"against" that director (with any "abstentions" and "broker nonvotes" not counted as a vote cast either
"for" or "against" that director's election).

If a vote shall be taken on any question other than the election of directors, which shall be by written ballot, then unless required by statute or these By-
Laws, or determined by the chairman of the meeting to be advisable, any such vote need not be by ballot.
On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

Further, Article III, Section 4, of the By-Laws is hereby amended and restated in its entirety as follows:

Section 4.  Resignation.  A Director may resign at
any time by giving written notice of his or her resignation to the Board of Directors or the Chairman of the Board or Secretary of the Corporation. Any resignation shall take effect at the
time specified in it or, should the time when it is
 to
become effective not be specified in it, upon the Board's acceptance of such resignation. No
Director candidate shall be presented to shareholders of the Corporation for election at any meeting that is scheduled to occur after he or she has reached the age of76. Each Director shall automatically be deemed to retire from the Board at the next annual shareholders' meeting following the date he or she reaches the age of 76 years, even if his or her tenure of office has not expired on that date. Where no annual shareholders' meeting is held, the retiring Director is deemed to retire at the
conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 76. Notwithstanding the above, in specific circumstances, the Board may permit a director to serve in office beyond the age of 76.


September 30, 2015

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Aberdeen Israel Fund, Inc.

      Pursuant to Article XIV of the Amended
and Restated By-Laws (the "By-Laws") of
Aberdeen Israel Fund, Inc. (formerly The First
Israel Fund, Inc.) (the "Corporation"), Article
 III,
Section 4, of the By-Laws is hereby amended and restated in its entirety as follows:

Resignation. A Director may resign at any time by giving written notice of his or her resignation to the Board of Directors or the Chairman of the Board or Secretary of the Corporation. Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt. Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise. No Director candidate shall be presented to shareholders of the Corporation for election at any meeting tha t is scheduled to occur after he or she has reached the age of 76. Each Director shall automatically be deemed to retire from the Board at the next annual shareholders' meeting following the date he or she reaches the age of 76 years, even if his or her tenure of office has not expired on that date. Where no annual shareholders' meeting is held, the retiring Director is deemed to retire at the conclusion of the next regular quarterly Board meeting following the date he or she reaches the age of 76.


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Pursuant to a resolution duly adopted by
the Board of Directors of Aberdeen Israel
Fund, Inc. (the "Company"), effective
December 7, 2010, the Article 2.1, of the
Fund's By- Laws were amended and
restated in their entirety as follows:

Annual Meeting. The annual meeting of the Stockholders of the Company shall be held at such place as the Board of Directors shall select on such date as may be fixed by the Board of Directors each year, at which time the Stockholders shall elect Directors by a plurality of votes cast, and transact such other business as may properly come before the meeting. Any business of the Company may be transacted at the annual meeting without being specially designated in the notice of meeting except as otherwise provided by statute, by the Articles of Incorporation or by these Bylaws.





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            Pursuant to Article XIV of
the Amended By-Laws (the "By-Laws") of
The First Israel Fund, Inc. (the "Fund"),
Article III, Section 4, of the By-Laws is hereby amended and restated in its entirety as follows:

Resignation.   A Director may resign at any
time by giving written notice of his
resignation to the Board of Directors or the Chairman of the Board or the Secretary of the Company.
Any resignation shall take effect at the time specified in it or, should the time when it is to become effective not be specified in it, immediately upon its receipt. Acceptance of a resignation shall not be necessary to make it effective unless the resignation states otherwise. No director candidate shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after a Director has reached the age of 74 and each Director shall automatically be deemed to retire from the Board at the next annual meeting following the date a Director reaches the age of 75 years, even if his or her term of office has not expired.


AMENDMENT TO THE
AMENDED AND
RESTATED BY-LAWS
OF
THE FIRST ISRAEL
FUND, INC.


            Pursuant to a resolution duly
adopted by the Board of Directors of The
First Israel Fund, Inc. (the "Corporation"), effective on May 17, 2007, Article VII,
Section 1 and Article VII, Section 5,
respectively, of the Corporation's By-Laws, were amended and restated in their entirety as set forth below.

Amendment to Article VII, Section 1.

            "Section 1. Issuance of
Stock. Stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. Shares shall be issued and stock ownership records shall be maintained in book-entry form.
Whenever stock certificates are surrendered to the Corporation, for transfer, exchange or otherwise, the shares of stock issuable or outstanding upon such surrender shall be represented by book-entry without certificates. When the Corporation issues or transfers shares of stock without certificates, the Corporation shall provide to record holders of such shares a written statement of the information required by the Maryland General Corporation Law. Such information may include the name of the Corporation, the name of the stockholder, the number and class of the shares, any restrictions on transferability, and any other information deemed necessary or appropriate by the Corporation. The provisions of this Section 1 and of Section
5 of this Article authorizing issuance of shares by book-entry without certificates shall apply to all issuances of stock of the Corporation, except to the extent that the use of certificates may be continued as determined by the Board of Directors."

Amendment to Article VII, Section 5.

            "Article 5.  Lost, Destroyed
or Mutilated Certificates. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may recognize, by book-entry, the ownership of shares of stock represented by any outstanding certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, and any claim with respect to the Corporation's book- entry recognition of ownership of the underlying shares. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland."

AMENDMENT TO
THE AMENDED AND
RESTATED BYLAWS
OF
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            Section 1. Number;
Qualification; Term: The Board of
Directors may from time to time designate and appoint one or more qualified persons to the position of "honorary director." Each honorary director shall serve for a one-year term. An honorary director may be removed from such position with or without cause by the vote of a majority of the Board of Directors given at any regular meeting or special meeting.

            Section 2. Duties;
Remuneration: An honorary director shall be entitled to attend at least one meeting of the Board of Directors each fiscal year at the invitation of the Board of Directors. An honorary director shall not be a "Director" or "officer" within the meaning of the Corporation's Articles of Incorporation or of these By-Laws, shal1 not be deemed to be a member of an "advisory board" within the meaning of the Investment Company
Act of 1940, as amended from time to time, shall not hold himself out as any of the foregoing, and shall not be liable to any person for any act of the Corporation.
Notice of special meetings may be given to an honorary director but the failure to give such notice shall not affect the validity of any meeting or the action taken thereat. An honorary director shall not have the powers of a Director, may not vote at meetings of the Board of Directors and shall not take part in the operation or governance of the Corporation. An honorary director shall not receive any compensation but shall be reimbursed for expenses incurred in attending meetings of the Board of Directors.


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      The undersigned, being all the members of
the Board of Directors of The First Israel Fund,
 Inc.,
a Maryland corporation (the "Corporation"),
 hereby
adopt, in accordance with Section
 2-408 of the
Maryland General Corporation Law, the following resolutions and direct that this Consent will be filed

with the minutes of the proceedings of the Board of
Directors.

       WHEREAS, pursuant to Article XIV of the
By-laws of the Corporation, the Board of Directors of the Corporation, by affirmative vote of a majority thereof, has the exclusive right to amend,
alter or

repeal a By-law, at an annual or special meeting
 of
the
Board of Directors.

NOW, THEREFORE BE IT:

      RESOLVED, that the Board of
Directors has determined that it is advisable to amend Article II, Section 1, of the By-laws of the Corporation, so that, as amended, said section shall read in its entirety, as follows:

    Section 1. Annual Meeting.  An annual
meeting of shareholders of the Corporation for
 the
election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held within 9 months of the Corporation's fiscal year; and

     RESOLVED, that the Board of
Directors has determined that it is
advisable to amend Article V, Section 1, of the By-laws of the Corporation, so that, as amended, said section shall read in its entirety, as follows:

      Section 1. Number of Qualifications. Thy officers of the Corporation shall be a President, a
Secretary and a Treasurer, each of who shall be elected by the Board of Directors. The Board of Directors may elect or appoint one or more Vice
Presidents and may also appoint such other officers, agents and employees as it may deem necessary or proper. Any two or more offices may be held by the same person, except the offices of President and Vice President, but no officer shall execute, acknowledge or verify any instrument as an officer in more than one capacity. Such officers shall be elected by the Board of Directors each year at its first meeting held after the annual meeting of stockholders, each to hold office until the meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws.
The Board may from time to time elect, or delegate to the President the power to appoint, such officers
(including one or more Assistant Vice Presidents, one or more Assistant Treasures and one or more
Assistant Secretaries) and such agents, as may be necessary or desirable for the business of the Corporation.
  Such
officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority;

      RESOLVED, that the total number of
directors of the Board of the Corporation be fixed
 at
5 Directors;

      RESOLVED, that Laurence R.
Smith be hereby approved as the Interim
Chief Investment Officer of the
Corporation;

      FURTHE RESOLVED, that the 2003
annual meeting of shareholders of the
Corporation shall  be  held on April 23, 2003 at
2pm
and the record date with respect to such meeting
shall be February 24, 2003.
IN WITNESS WHEREOF, the undersigned
have executed this consent this	day of
February, 2003.


Dr. Enrique Arzac	George W. Landau



Jonathan W. Lubell	Stephen N. Rappaport


William W. Priest

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Sect ion l.	Principal
Office.	The principal
office of the Corporation
shall be in the City of
Balti- more, State of
Maryland.
            Sect ion 2.
	P
rincipal Executive
Office.
	T
he principal
executive offices of
the Corporation shall be
at One Cit icorp Center,
153 East 53rd Street,
New York , New York
10022.
           Sect ion 3.
	Oth
er Of f ices. The
Corporation may have
such other off ices in
such places as the Board
of
Di rectors may from time to time
determine.

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            Sect ion l.
	An
nual Meet i ng.	An
annual meeting of the
stockholders of the
Corporation for the
elect ion of d i rectors
and for the transact ion
of such other busi - ness
as may properly be
brought before the
meeting shall
be held during the 31-day
period ending four months
after t he end of the
Corporation's fiscal
year.

            Sect ion 2.
	Spe
cial Meetings.
	Spe
cial meetings of t he
stockholders, unless
otherwise provided by law
or by t he Articles of
Incorporation, may be
called for any purpose
or purposes by a majority
of the Board of Direc-
tors, the President , or
on the written request of
the holders of at least
25% of the outstanding
capital stock of t he
Corporation entitled to
vote at such meeting.

            Sect ion
3.	Place of Meetings. Annual and spec i a
l meetings of the stockholders shall be held at
 such place within the United States as the Board
 of Di- rectors may from time to time determine.
Sect ion 4.	Not ice of Meetings; Waiver of
No-
t ice.	Notice of
the place, date
and time of the
holding of each
annual and spec i al
meeting of the
stockholders
and the purpose or
purposes of each
special meeting
shall be given
personally or by
mail, not less than
ten nor
more than ninety
days before the date
of such meeting, to
each stockholder
entitled to vote at
such meeting and to
each other
stockholder
entitled to not ice
of the meeting.
Not ice by mail shall
be deemed to be duly
given when
deposited in the
United States mail
addressed to the
stockholder at hi s
address as i t
appears on the
records
of the Corporation, with postage
thereon prepaid.

           Not ice of
any meeting of
stockholders shall
be deemed waived by
any stockholder who
shall attend such
meeting in person
or by proxy, or who
shall, either be-
fore or after the
meeting , submit a
signed waiver of
not ice which is f i
led with the
records of the
meeting. When a
meeting i s
adjourned to
another time and
place, unless the
Board of Di rectors,
after the
adjournment, shall
f ix a new record
date for an
adjourned meeting,
or the adjournment
i s for more than
one hundred and
twenty days after
the original record
date, notice of such
ad- journed meeting
need not be given if
the time and place
to which the meet i
ng shall be
adjourned were
announced at the
meet i ng at which
the adjournment is
taken.

		Sect ion
5.	Quorum.	At all meetings of the stockholders,
 the holders of a major i ty of the shares of stock
of the Corporation entitled to vote at the meeting,
present in person or by proxy, shall constitute a
quorum f or the
transact ion of any
business, except as
otherwise provided
by statute or by  the
Articles of
Incorporation. In
the absence of a
quorum no business
may be transacted,
except t hat the
holders of a major i
ty of the shares of
stock present in
person or by proxy
and entitled to vote
may adjourn the
meet i ng from time
to time, without
notice other than
announcement
thereat except as
otherwise re-
quired by these By-
Laws, until the
holders of the
requi- si te amount
of shares of stock
shall be so
present.	At
		any such adjourned
meeting at which a
quorum may be pre-
sent any business
may be transacted
which might have
been
transacted at the meeting as
originally called.	The
absence from any
meeting, i n person
or by proxy , of
hold- ers of the
number of shares of
stock of the
Corporation
i n excess of a majority thereof
which may be required by
t he laws of t he
State of Maryland,
the Investment
Company Act of
1940, as amended,
or other
applicable
statute, the
Articles of
Incorporation, or
these By-Laws, for
act ion upon any
given matter shall
not prevent action
at such meeting
upon any other
matter or matters
which may prop-
erly come before
the meeting, i f
there shall be
present thereat,
in person or by
proxy , holders of
the number of
shares of stock of
the Corporation
required for act
ion in respect of
such other matter
or matters .
            Sect
ion 6.	Organization.	At each meeting of t he
stockholders, the Chairman of the Board (if one
has
been designated
by the Board ), or
i n the Chairman of
the Board's
absence or
inability to act ,
the President , or
in t he absence or
inability of the
Chairman of the
Board and the
President, a V ice
President, shall
act as chairman of
the meeting.	The
Secretary, or in
the Secretary's
ab- sence or
inability to act,
any person
appointed by the
chairman of the
meeting, shall act
as secretary of
the meeting and
keep the minutes
thereof.

           Sect
ion 7 ,	Order of Business.	The order of
 business at all meetings of the stockholders shall be as determined by the chairman of t he meeting.

           Sect i
on 8. Voting.
Except as
otherwise pro-
vided by
statute or the
Articles of
Incorporation,
each holder of
record of
shares of stock
of the
Corporation
having voting
power shall be
entitled at each
meeting of the
stockholders to
one vote for
every share of
such stock
standing in such
stockholder' s
name on the
record of
stockholders of
the Corporation
as of the record
date determined
pursuant to Sect
ion 9 of this
Article or i f
such record date
shall not have
been so fixed,
then at  t he
later of (i) the
close of business
on the day on
which notice of
the meeting is ma i
led or (ii ) the
thirti- eth day
before the
meeting.
           Each
stockholder
entitled to vote
at any meet- i ng
of stockholders
may authorize
another person
or per-
	sons to act for him by a proxy
signed by such stockholder
I	or h is attorney- in-fact.	No
proxy shall be valid after
\		the expiration
of eleven
months from
the date
thereof, unless
otherwise
provided in
the proxy.	Every proxy shall be revocable
at the pleasure of the stockholder
executing i t, except i n
those cases where such
proxy states that i t is
irrevocable and where an
irrevocable proxy i s
permitted by law.	Except as otherwise
provided by statute, the Articles of Incorporation or these By- Laws, any corporate act ion to be taken by vote of the stockholders shall be authorized by a major i ty of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such act ion.

            If a vote shall
be taken on any question
other than the elect ion of
d i rectors, which shall be
by written ballot, then
unless required by statute
or these By-Laws, or
determined by t he chairman
of the meeting to be advis-
	able, any such vote need not be
by ballot.	On a vote by
	ballot, each ballot shall be
signed by the stockholder
	voting, or by his
proxy, i f there be
such proxy, and
shall state the
number of shares
voted.

           Sect ion 9.
	F
ixing of Record Date.
	T
he Board of Directors
may set a record date
for the purpose of
determining
stockholders entitled
to vote at any meet i ng
of the stockholders.
The record date, which
may not be
prior to the close of
business on the day the
record date is fixed ,
shall be not more than
ninety nor less than ten
days before the date of
the meeting of t he
stockholders.
All persons who were
holders of record of
shares at such time, and
not others, shall be
entitled to vote at such
meeting and any
adjournment thereof.

            Sect ion 10.
	Inspectors.
	The Board may,
i n advance of any
meeting of stockholders,
appoint one or more
inspectors to act at such
meeting or any
adjournment t hereof.
	If the
inspector shall not be so
appointed or
i f any of them shall fail
to appear or act, the
chairman of the meeting
may, and on the request of
any stockholder entitled
to vote thereat shall ,
appoint inspectors . Each
	inspector, before entering
upon t he discharge of hi s
	duties, shall take and
sign an oath to execute
faithfully t he duties of
inspector at such meeting
with strict im-
partiality and according
to t he best of his
ability.	The
inspectors shall
determine the number of
shares outstand- i ng and
the voting powers of each,
the number of shares
represented at the
meeting, the existence of
a quorum,
I	the validity and effect
of proxies, and shall receive
I	votes, ballots or
consents, hear and
determine all chal-
lenges and quest ions
arising in connect ion
with the right to vote,
count and tabulate all
votes, ballots or con-
sents, determine
t he result , and
do such acts as
are proper to
conduct the
elect ion or vote
with fairness to
all
stockholders.	On request of the chairman of
the
meeting or any
stockholder
entitled to vote
thereat , the
inspectors shall
make a report i n
writing of any
chal- lenge,
request or matter
det ermined by
them and shall
execute a
certificate of
any fact found by
them.	No
d i rector or candidate for the
office of director shall
act as inspector of
an elect ion of
directors.	Inspectors need not be
stockholders.
            Section
11.	Consent
of Stockholders
in Lieu of
Meeting. Except as
otherwise provided
by statute or the
Articles of
Incorporation, any
action required
to be
taken at any annual
or special meeting
of stockholders,
or any action which
may be taken at any
annual or special
meeting of such
stockholders, may be
taken without a
meeting, without
prior notice and
without a vote, if
the following are
f i led with the
records of
stockholders
meetings:	(i) a
unanimous writ ten
consent which
sets forth the
act ion and is
signed by each
stockholder
enti- t led to
vote on the
matter and (ii ) a
written waiver
of any right to
dissent signed by
each stockholder
entitled to
notice of the
meeting but not
entitled to vote
there- at.


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Sect ion 1.	General
Powers.	Except
as other-
w i se provided in the
Articles of
Incorporation, the
busi - ness and affairs
of the Corporation
shall be managed
under the
direction of the
Board of
Directors.	All pow- ers of the Corporation
 may be exercised by or under au-  thority of the
Board of Directors except as conferred on or
reserved to the stockholders by law or by the
Articles of
Incorporation or
these By-Laws .
            Section
2.	Number of Directors . The number of
 d i rectors
shall be fixed from time to time by resolution
 of the
 Board of Directors adopted by a majority of
 the
Di rectors then in office; provided, however,
that the number of
directors shall i n
no event be more
than nine.
\	Any vacancy created by an
increase i n Directors may be
	filled in accordance with Sect
ion 6 of this Article I I I.
No reduction in the number of
d i rectors shall have the
effect of removing any
director from office
prior to the expiration
of his term.	Directors need not be
stockhold- ers.
Sect ion 3.
	El
ect ion and
Term of
Directors.
Each class of Directors
as to which vacancies
exist shall be elected
by written ballot at the
annual meeting of
stockholders, or a
special meeting held for
that purpose unless
otherwise provided by
statute or the Articles
of Incorporation.	The
term of office of each d i
rector shall be from the
time of his election and
qualification until
the expiration of the
term of h is class or
until the annual elect
ion of directors next
succeeding his elect ion
and until his successor
shall have been elected
and shall have
qualified, or until his
death, or until he shall
have resigned, or have been
removed as hereinafter pro-
vided in these By-Laws,
or as otherwise provided
by stat- ute or the
Articles of
Incorporation.

            Sect ion 4.	Resignation.
A d i rector of the Corporation may resign
at any time by giving written
notice of his
resignation to the Board
or the Chairman of the
Board or the President
or the Secretary.	Any such resignation
shall take effect at the time specified
 t herein or, i f the time when i t shall become effective shall not be specified therein, immediately upon its receipt; and, un less otherwise specified therein, t he acceptance of such resignation shall not be necessary to make i t effective.

           Sect ion 5.
	Re
moval of Directors. Any d
i rector of the
Corporation may be
removed for cause (but
not
without cause) by the
stockholders by a vote
of seventy- five
percent (75%) of the
votes entitled to be
cast for t he elect ion
of d i rectors .

          Sect ion 6.
	Va
cancies. Subject to the
provi - sions of the
Investment Company Act
of 1940, as amended, any
vacancies in the Board,
whet her arising from
death, resignation,
removal, an increase i n
the number of direc-
tors or any other cause,
shall be filled by a
vote of the Board of
Directors i n accordance
with the Articles of
Incorporation.
'I		Section 7.
	Place of
Meetings .   Meetings of
the Board may be held at
such place as the Board
may from
time to time determine
or as shall be specified
in the not ice of such
meeting.

           Sect ion
8. Regular
Meeting. Regular
meetings of the
Board may be held
without not ice at
such time and
place as may be
determined by the
Board of Di
rectors.

            Sect ion
9.	Special Meetings.
Special
meetings of the Board may be called
 by two
 or more directors of
the Corporation or
by the Chairman of
the Board or the
President.
            Sect ion
10.	Annual Meeting. The annual
 meet- ing
of each newly elected Board of Directors
 (including a Board of Directors to which
 only one class of Directors has been
newly
 elected) shall be held as soon as
practi- cable
after the meeting
of stockholders at
which d irec- tors
were elected.	No not ice of such annual
meeting
shall be necessary
i f held
immediately after
the adjourn- ment,
and at the site, of
the meeting of
stockholders.
I f not so held, notice shall be
given as hereinafter
provided for special meetings
of the Board of Directors .
Sect ion 11. Notice of
Special Meetings.	No-
t ice of each
special meeting of
the Board shall be
given by the
Secretary as
hereinafter
provided, in which
notice shall be
stated the time and
place of the meet
ing.	No-
t ice of each such meeting shall
be delivered to each
d i rector, either
personally or by
telephone or any
stan- dard form of
telecommunication
, at least twenty-
four hours before
the time at which
such meeting is to
be
held , or mailed by
first-class mail ,
post age prepaid ,
addressed to him at
h is residence or
usual place of busi-
ness, at least
three days before
the day on which
such meeting is to
be held.
Sect ion 12.	Waiver
of Notice of Meetings.
Notice of any special meeting
need not be given to any
d i rector who shall
, either before or
after the meet i ng,
sign a written
waiver of notice
which is f i led
with the records
of the meeting or
who shall attend
such meeting.
Except as
otherwise
specifically
required by these
By- Laws, a notice
or waiver of
notice of any
meeting need not
state the purpose
of such meeting.
Sect ion 13.	Quorum
and Voting.	One-
third, but
I	not less than two, of the
members of the entire Board
I	shall be present in person at
any meeting of the Board in
I	order to constitute a quorum
for the transact ion of busi -
ness at such
meeting, and
except as
otherwise
expressly
required by
statute, the
Articles of
Incorporation,
these
By-Laws, the
Investment
Company Act of
1940, as amended,
or other
applicable
statute, the act
of a majority of
the d i rectors
present at any
meeting at which
a quorum is
present shall be
the act of the
Board; provided,
however, that
the approval of
any contract with
an investment
adviser or
principal
underwriter, as
such terms are
defined in the
Investment
Company Act of
1940, as amended,
which the
Corporation
enters into or
any renewal or
amendment thereof
, the approval of
the fidelity bond
required by the
Investment
Company Act of
1940, as amended,
and the select ion
of the
Corporation's
independent
public accountants
shall each require
the affirmative
vote of a major i
ty of the
directors who are
not interested
persons, as
defined in the
Investment
Company Act of
1940, as amended,
of the
Corporation.
	In the absence
of a quorum at
any meeting of
the Board, a
majority of t he d
i rectors present
thereat may
adjourn such
meeting to
another time and
place until a
quorum shall be
present thereat.
Notice of the
time and place of
any such
adjourned meeting
shall be given to
the directors who
were not present
at the time of
the adjournment
and, unless such
time and place
were announced at
the meeting at
which the
adjournment was
taken, to the
other d i rectors.
At any adjourned
meeting at which
a quorum is
present, any
business may be
transacted which
might have been
transacted at the
meeting as
originally
called.

            Sect
ion 14.	Organization.	The Board may, by
 resolution adopted by a majority of the
entire Board , designate a Chairman of
the Board , who shall preside at each
meeting of the Board.	In the absence
or inability of
the Chairman of
the Board to
preside at a
meeting, the
President or,
in his absence
or inability to
act, another
director chosen
by a major i ty
of the d i
rectors
present, shall
act as chairman
of the meeting
and preside
thereat. The
Secretary (or,
i n h is absence
or inability to
act , any
person
appointed by
the Chairman)
shall act as
secretary of
the meeting and
keep the
minutes
thereof.

             Secti
on 15.	Written Consent of Di rectors in
 Lieu of a Meeting.	Subject to the
provisions of the Investment Company Act of 1940, as amended, any act ion required or permitted to be taken at any meeting
of the Board of
Directors or of
any committee
thereof may be
taken without a
meeting i f all
members of the
Board or
committee, as
the case may
be, consent
thereto in
writing, and
the writings or
writing are
filed with the
mi nutes of the
proceedings of
the Board or
committee.

l
Section 16.
Compensation.	Directors may re-
c e i v e compensation for services
to the Corporation i n
their capacities
as directors or
otherwise i n such
manner and in
such amounts as
may be fixed from
time to time by
the Board.

            Section
17.	Investment Policies. It shall be
the duty of the Board of Directors to ensure
 that the purchase, sale, retention and
disposal of portfolio secu- r i ties and
the other investment practices of the
Corpora- t ion are
at all times
consistent with
the investment
policies and
restrictions with
respect to
securities
investments and
otherwise of the
Corporation, as
rec i ted i n the
Prospectus
included in the
registration
statement of the
corporation
covering the
initial public
offering of
shares of its
capital stock , as
filed with the
Securities and
Exchange
Commission (or as
such investment
policies and
restrictions may
be modified by the
Board of Di rec-
tors or, i f
required, by
majority vote of
the stockhold-
ers of the
Corporation in
accordance with
the Investment
Company Act of
1940, as amended)
and as required by
the Investment
Company Act of
1940, as amended.	The Board , however,
may delegate t he duty of management of the as- sets and the administration of its day to day operations to one or more individuals or corporate management compa- nies and/or investment advisers pursuant to a writ ten contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof , of the Board of Di rectors and/or the stockhold- ers of the Corporation i n accordance with the provisions of t he Investment
Company Act of
1940, as amended.

           Sect
ion 18.	Asset Value.	The Board of Di rec- tors
shall determine the times and method of calculation of the net asset value per share of the Fund subject to conditions with the requirements of the 1940 Act.

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            Sect ion
1.	Committees of the Board.
The
Board of Directors may from time to time, by resolution adopted by a major i ty of the whole
Board, designate one or more committees of the
Board, each such committee to
consist  of two
or more directors
and to have such
powers and duties as the Board
of Di rec tors may,
by resolution,
prescribe.

            Sect ion
2.	Genera l.	One-third, but not
less than two, of the members of any committee
shall be pre- sent in person at any meeting of
such committee in order to constitute a quorum
for t h e  transaction of business at
such meeting, and
the act of a
majority present
shall be the act of
such committee.	The Board may designate a
chairman of any committee and such chairman
or any two members of any committee may f ix
the time and place of
its meetings unless
the Board shall
otherwise provide.
In the absence or
disqualification of
any member of any
committee, the
member or members
thereof present at
any
meeting and not
disqualified from
voting, whether or
not he or they
constitute a
quorum, may
unanimously appoint
another member of
the Board of Di
rectors to act at
the meeting in the
place of any such
absent or
disqualified
member.	The Board
shall have the
power at any time to
change the
membership of any
committee, to f ill
all va- cancies, to
designate alternate
members to replace
any absent or
disqualified
member, or to
dissolve any such
committee.	Nothing
herein shall be
deemed to prevent
the Board from
appointing one or
more committees
consisting
in whole or in part
of persons who are
not d i rectors of
the Corporation;
provided, however,
that no such commit-
tee shall have or
may exercise any
authority or power
of the Board in the
management of the
business or affairs
of the Corporation.

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            Sect
ion 1.	Number of Qualifications.
The officers of the Corporation shall be a
President, who
shall be a d i rector
of the Corporation,
a Secretary and a
Treasurer, each of
whom shall be
elected by the
Board of D i rectors.
	The Board
of Di rectors may
elect or appoint
one or more Vice
Presidents and may
also appoint such
other officers,
agents and
employees as i t may
deem nec- essary or
proper.	Any two
or more off ices may
be held by t he same
person, except the
offices of
President and V ice
President, but no
officer shall
execute,
acknowledge or
verify any
instrument as an
officer in more than
one capacity.
	Such
officers shall be
elected by the Board
of Di rectors each
year at its first
meeting held after
the
annual meeting of
stockholders, each to hold
off ice until the meeting of
the stockholders and until
his successor shall have
been duly elected and shall
have qualified, or until
his death, or until he shall
have resigned, or have been
removed, as hereinafter
provided in these By-Laws.
The Board may from time to
time elect, or delegate to
the President the power to
appoint , such officers
(including one or more
Assistant Vice Presidents,
one or more Assis- tant
Treasurers and one or more
Assistant Secretaries)
and such agents, as may be
necessary or desirable
for the business of the
Corporation.	Such officers and agents
shall have such duties and shall hold their off ices for such terms as may be prescribed by the Board or by the appointing authority.

           Section 2.
	Re
signations. Any officer
of the Corporation may
resign at any time by
giving written
notice of resignation to
the Board , the Chairman
of the Board, President
or the Secretary.	Any such resignation
shall take effect at the time specified therein
 or, if the time when i t shall become effective
 shall not be specified therein, immediately
upon its receipt; and,
unless otherwise
specified therein, the
acceptance of
such resignation shall be
necessary to make i t effective.
            Sect ion 3.
	Removal of
Officer, Agent or Em-
ployee.	Any officer,
agent or employee of the
Corpora- t ion may be
removed by the Board of
Directors with or
without cause at any
time, and the Board may
delegate such power of
removal as to agents and
employees not elected
or appointed by the
Board of Directors .
Such
removal shall be without
prejudice to such person's
con- tract rights, i f
any, but the appointment
of any person
as an officer, agent or
employee of the Corporation
shall not of itself create
contract rights.
Sect ion 4.
	Vacancies
..	A vacancy
in any of-
fice, either arising from
death, resignation,
removal or any other
cause, may be filled for
the unexpired port ion of
the term of the office
which shall be vacant, in
the manner prescribed i n
these By-Laws for the
regular elec- t ion or
appointment to such
office.

            Sect ion 5.
	Com
pensation.	The
compensation of the
officers of the
Corporation shall be
fixed by the Board of
Directors, but this
power may be delegated to
any officer in respect of
other officers under his
con- trol.
            Sect ion 6.
	B
onds or Other Secur ity.	If
re- qui red
by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount
and with such surety or
sureties as the Board
may re- qui re.

           Sect ion 7.
	Pre
sident.
	Th
e President shall be t he
chief executive officer
of the Corporation.	In
the absence of the
Chairman of the Board
(or i f there be none), he
shall preside at all
meetings of the
stockhold- ers and of
the Board of Directors.
He shall have, sub- ject
to the control of the
Board of Directors,
general charge of the
business and affairs of
the Corporation.
He may employ and
discharge employees and
agents of the
Corporation, except such
as shall be appointed by
the Board, and he may
delegate these powers .

           Sect ion 8.	V
ice President.
	Ea
ch Vice Presi- dent
shall have such powers
and perform such duties
as the Board of Di
rectors or the President
may from time to time
prescribe.
Sect ion 9.
Treasurer.	The Treasurer shall
                     (a)	h
ave charge and custody
of , and be responsible
for , all the funds and
securities of the
Corporation, except
those which the
Corporation has placed
in the custody of a
bank or trust company or
mem- ber of a national
securities exchange (as
that term is
defined in the Securities
Exchange Act of 1934, as
amend- ed) pursuant to a
written agreement
designating such bank or
trust company or member of
a national securities ex-
change as a custodian or
sub-custodian of the
property of the
Corporation;

                    (b)	k
eep full and accurate
accounts of receipts
and disbursements i n
books belonging to the
Corporation;
                    (c)	c
ause all moneys and
other valu- ables to be
deposited to the cred i
t of the Corporation;
                     (d)
r
eceive, and give
receipts for, moneys
due and payable, to
the Corporation from
any source
whatsoever;


(e)	disburse the
funds of the
Corpora-
t ion and supervise
the investment of
its funds as
ordered or
authorized by the
Board, taking
proper vouchers
there- for; and
                    (f
)	in general, perform all the duties
incident to the office of Treasurer and such
other duties as from time to time may be
assigned to him by the Board or the President.
Section 10.	Secretary.	The Secretary
shall

                   (a)	k
eep or cause to be
kept in one or
more books
provided for the
purpose, the
minutes of all
meetings of the
Board, the
committees of the
Board and  t he
stockholders;
                    (b)	s
ee that all not
ices are duly given
i n accordance with
the provisions of
these By-Laws and
as required by
law;

                     (c)
b
e custodian of the
records and the
seal of the
Corporation and
affix and attest
the seal to all
stock certificates
of the Corporation
(unless the
seal of the
Corporation on
such certificates
shall be a
facsimile, as
hereinafter
provided) and
affix and attest
the seal to all
other documents to
be executed on
behalf of the
Corporation under
its seal;

                     (d)
s
ee that the books,
reports, state-
ments,
certificates and
other documents and
records re- qui red
by law to be kept
and f i led are
properly kept and f
i led; and

                     (e)
i
n general, perform
all the duties
incident to the
office of Secretary
and such other
duties as from
time to time may be
assigned to him by
the Board or the
President.

           Sect ion
11.	Delegation of Duties. In case of
the
absence of any officer of the Corporation,
 or
for any other reason that the Board may
deem
sufficient, the
Board may confer
for the time being
the powers or
duties, or any of
them, of such
officer upon any
other officer or
upon any director.

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            Each officer
and d i rector of the
Corporation shall be
indemnified by the
Corporation to the full
ex- tent permitted
under the General Laws
of the State of
Maryland, including the
advancing of expenses,
except that such
indemnity shall not
protect any such person
against any liability
to the Corporation or any
stock- holder thereof
to which such person
would otherwise be
subject by reason of
willful misfeasance,
bad faith, gross
negligence or reckless
disregard of the duties
involved in the conduct
of h is off ice.	Absent a court
determination that an officer or director seeking indem- nif ication was not liable on the merits or guilty of willful misfeasance, bad
faith, gross negligence or
reck- less disregard of the
duties involved in the
conduct of
his office, the decision
by the Corporation to
indemnify such person
must be based upon the
reasonable determ ina- t
ion of independent
counsel or nonparty
independent d i-
rectors, after review of
the facts, that such
officer or
director is not guilty of
willful misfeasance, bad
faith, gross negligence or
reckless disregard of the
duties involved in the
conduct of h is off ice.

            The Corporation
may purchase insurance
on be- half of an officer
or director protecting
such person to the full
extent permitted under
the General Laws of the
State of Mary land, from
liability arising from
his act iv- i ties as
officer or director of
the Corporation.	The Corporation,
however,
may not purchase insurance on be- half of any
 officer or director of the Corporation
that
 protects or purports to protect such
person
from liabil-
i t y to the Corporation
or to its
stockholders to which
such officer or
director would
otherwise be subject
by reason of willful
misfeasance, bad
faith, gross negli-
gence, or reckless
disregard of the
duties involved in t
he conduct of his
office.

           The Corporation
may indemnify or
purchase in- surance to
the extent provided i n
this Article VI on
behalf of an employee or
agent who is not an
officer or director of
the Corporation.

ARTI CLE VI I
Capita l Stock

           Sect ion
1.	Stock Certificates. Each holder
 of
stock of the Corporation shall be entitled
upon request
to have a
certificate or
certificates, in
such form as
shall be approved
by the Board,
representing the
number of shares
of the
Corporation owned
by him, provided,
however, that
certificates for
fractional shares
will not be
delivered in any
case.	The
certificates
representing
shares of stock
shall be signed by
or in the name of
the Corporation
by the President
or a Vice
President and by
the Secretary or
an Assistant
Secretary or the
Treasurer or an
Assistant
Treasurer and
sealed with the
seal of the
Corporation.	Any
or all of the
signatures or the
seal on the
certificate may be
a facsimile.	In
case any officer,
transfer agent or
registrar who has
signed or whose
fac- simile
signature has been
placed upon a
certificate shall
have ceased to be
such officer,
transfer agent or
regis- trar
before such
certificate shall
be issued, i t may
be issued by the
Corporation with
the same effect as
i f such officer,
transfer agent or
registrar were
still in office
at the date of
issue.
            Sect ion
2.
	Bo
oks of Accounts
and Record of
Stockholders.
	Th
ere shall be kept
at the principal
exec- utive
office of the
Corporation
correct and
complete
books and
records of
account of
all the
business and
transactions
of the
Corporation.	There shall be made
available upon
request of any
stockholder, in
accordance with
Maryland law, a
record
containing the
number of shares
of stock issued
during a
specified period
not to exceed
twelve months and
the consideration
received by the
Corporation for
each such share.
           Sect
ion 3.	Transfers of Shares . Transfers of
shares of stock of the Corporation shall be
made on the stock records of the Corporation
only by the registered holder thereof , or by
 his attorney thereunto
authorized by
power of
attorney duly
executed and
filed with the
Secretary or with
a transfer agent
or transfer
clerk, and on
surrender of the
certificate or
certificates, i f
is- sued, for
such shares
properly endorsed
or accompanied by
a duly executed
stock transfer
power and the
payment of all
taxes thereon.	Except as otherwise provided
by
law, the Corporation shall be entitled to
recognize the exclu- sive rights of a person
in whose name any share or shares
	stand on the record of
stockholders as the
owner of such share or
shares for all purposes,
including, without
limitation, the rights to
receive dividends or
other
distributions, and to
vote as such owner, and
the Corpo- rat ion shall
not be bound to recognize
any equitable or legal
claim to or interest in
any such share or shares
on the part of any other
person.
           Sect ion 4.
Regulations. The Board
may make such additional
rules and regulations,
not inconsistent with
these By-Laws, as it may
deem expedient
concerning the issue,
transfer and
registration of
certificates for
shares of stock of the
Corporation.	It may appoint, or authorize
any officer or officers to appoint, one or
 more
 transfer agents or one or more transfer
clerks
 and one or more registrars and may require
 all
 certificates
for shares of stock to
bear the signature or
signatures of any of
them.
           Sect ion 5.
Lost, Destroyed or
Mutilated Cer-
tificates . The holder
of any certificates
representing shares
of stock of the
Corporation shall
immediately
notify the Corporation of
any loss, destruct ion or
muti- lation of such
certificate, and the
Corporation may issue a
new certificate of stock
i n the place of any cert i
fi- cate theretofore
issued by i t which the
owner thereof shall
allege to have been lost
or destroyed or which
shall have been mutilated, and
the Board may, in its
discretion, require
such owner or h is legal
representa- tives to
give to the Corpora t
ion a bond in such sum,
limited or unlimited,
and i n such form and
with such surety or
sureties, as the Board
in its absolute discre-
t ion shall determine, to
indemnify the
Corporation against any
claim that may be made
against i t on account
of the alleged loss or
destruct ion of any such
cert i f i - cate, or
issuance of a new
certificate.	Anything herein to the
contrary
notwithstanding, the Board, in its abso-
lute discretion, may
refuse to issue any such
new cert i f- icate, except
pursuant to legal
proceedings under the
laws of the State of Maryland.
           Section 6.
	F
ixing of a Record Date
for Divi- dends and
Distributions. The
Board may fix, in
advance,
a date not more than
ninety days preceding the
date fixed for the
payment of any dividend
or the making of any
distribution.	Once the
Board of Directors fixes
a record date as the
record date for the
determination of the
stockholders entitled to
receive any such dividend
or

distribution, i n such
case only the
stockholders of re- cord
at the time so fixed
shall be entitled to
receive such dividend or
distribution.

           Sect ion 7.
	In
formation to Stockholders
and Others. Any
stockholder of the
Corporation or his agent
may inspect and copy
during usual business
hours the Corporation's
By-Laws, minutes of the
proceedings of its
stockholders, annual
statements of its
affairs, and vot- ing
trust agreements on f i le
at its principal office.

A
R
T
I
C
L
E

V
I

I

I
S
e
a
l
The seal of the
Corporation shall be
circular
in form and shall bear, in add
i t ion to any other emblem
or device approved by the
Board of Directors, the
name of the Corporation,
the year of its
incorporation and the
words "Corporate Seal" and
"Mary land".	Said seal may be used by
causing
i t or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

A
R
T
I

C
L
E

I

X
F
i
s
c
a
l

Y
e
a
r
           The fiscal year
shall be determined by
the Board by resolution.

ARTI CLE X
D
e
p
o
s
i
t
o
r
i
e
s

a
n
d

C
u
s
t
o
d
i
a
n
s

           Sect ion
l.	Depositories. The funds of the Corporation
shall be deposited	with such banks or other
depositories as the Board of Directors of the Corporation may from time to time determine.

           Section
2.
	Custodia
ns.	All
securities and
other investments
shall be deposited
in the safe keeping
of such banks or
other companies as
the Board of
Direc- tors of the
Corporation may
from time to time
determine. Every
arrangement
entered into	with any bank or other company
 for the safe keeping of the securities and
in- vestments of the Corporation shall contain
 provisions complying	with the Investment
Company Act of 1940, as amended, and
the general rules
and regulations
thereun- der.






A
R
T
I

C
L
E

X
I
E
x
e
c
u
t
i
o
n

o
f

I
n
s
t
r
u
m
e
n
t
s

  Sect ion 1.

Checks, Notes,
Draf ts, etc.


       Checks, notes, drafts, acceptances,
bills of exchange and
other orders or obligations for the payment
of money
shall be signed by such officer or officers or
 person or
persons as the Board of Directors by
resolution
shall
from time to time designate.
Sect ion 2. Sale or Transfer of Securities.
Stock certificates, bonds or other secur1 t1es
at any time
owned by the Corporation may be held on behalf
of the
Corporation or sold, transferred or otherwise
disposed of
subject to any limits imposed by these By-Laws
 and pursu-
ant to authorization by the Board and, when so
authorized
to be held on behalf of the Corporation or sold,
 trans-
ferrd or otherwise disposed of, may be
transferred
 from
the name of the Corporation by the signature of
the Pres-
\		ident or a Vice President or the
Treasurer or pursuant to
any procedure approved by the Board of Directors, subject to applicable law.


A
R
T
I

C
L
E

X
I

I
I
n
d
e
p
e
n
d
e
n
t

P
u
b
l
i
c

A
c
c
o
u
n
t
a
n
t
s
The firm of
independent public
accountants
which shall sign
or certify the
financial
statements of
the Corporation
which are f i led
with the
Securities and
Exchange
Commission shall
be selected
annually by the
Board of
Directors and
ratified by the
stockholders in
accordance with
the provisions of
the Investment
Company Act of
1940, as amended.

A
R
T
I
C
L
E

X
I

I

I
A
n
n
u
a
l

S
t
a
t
e
m
e
n
t

            The
books of account
of the
Corporation shall
be examined by an
independent firm
of public
accountants
at the close of
each annual
period of the
Corporation and
at such other
times as may be
directed by the
Board.	A report to the stockholders based
upon
 each such examina-
t ion shall be ma
i led to each
stockholder of
the Corpora- t
ion of record on
such date w i t h
respect to each
report as may be
determined by
the Board, at his
address as the
same appears on
the books of the
Corporation.	Such annu- al statement shall
 also
 be available at the annual meet- i ng of
stockholders
and be placed on file at the Corpora- t ion's
principal
 off ice in the State of
Maryland.	Each such report shall show
the
asset
s and liabilities of the Corporation as of the
close
 of the annual or quarterly
period covered by
the report and
the Securities i n
which the funds
of the
Corporation were
then invested.	Such report shall also show
the
Corporation's income and ex- penses for the period from the end of the Corporation's preceding fiscal year to the close of the annual or quar- terly period covered by the report and any other informa- t ion required by the
Investment
Company Act of
1940, as amended,
and shall set
forth such other
matters as the
Board or such firm
of independent
public
accountants
               shall determine.


A
R
T
I
C
L
E

X
I
V
A
m
e
n
d
m
e
n
t
s

            The
Board of Di
rectors, by
affirmative vote
of a majority
thereof, shall have
the exclusive
right to amend,
alter or repeal
these By-Laws at
any regular or
special meeting of
the Board of
Directors, except
any particular By-
Law which i s
specified as not
subject to
alteration or
repeal by the
Board of
Directors, subject
to the
requirements of
the Investment
Company Act of
1940, as amended.

20

Ex-77.Q.1.